EXHIBIT 99.2

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE ACT") OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE "LAWS"). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT AND THE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.

                                WARRANT AGREEMENT
                                -----------------

                  THIS WARRANT AGREEMENT (this "Agreement") is entered into and effective as of May 15, 2007 (the "Effective Date"), by and between MicroIslet, Inc., a Nevada corporation (the "Company"), and John J. Hagenbuch, Trustee U/D/T dated September 13, 1995 ("Warrantholder").

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the Company and the Warrantholder certify and agree as follows:

                  1. GRANT OF THE RIGHT TO PURCHASE COMMON STOCK. For value received, the adequacy of which is hereby acknowledged, the Company hereby grants to Warrantholder, and Warrantholder is entitled to, upon the terms and subject to the conditions set forth in this Agreement, a warrant (the "Warrant") to subscribe for and purchase from the Company a number of shares of the Company's Common Stock (the "Shares") equal to Two Hundred Fifty Thousand (250,000) Shares of the Company's Common Stock at a purchase price of seventy-five cents ($0.75) per Share (the "Exercise Price"). This Warrant is being issued pursuant to the Unsecured Subordinated Promissory Note between the Holder and the Company of even date herewith (the "Note"). Notwithstanding anything to the contrary in this Agreement, the rights under this Warrant are subject to the limitations stated in the Note.

                  2. EXPIRATION. The Warrant shall expire and cease to be exercisable at 5:00 p.m. Pacific time on the tenth anniversary of the Effective Date.

                  3. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF SHARES. Subject to
Section 2 hereof, the purchase right represented by the Warrant may be exercised by the Warrantholder, in whole or in part, by tendering to the Company a duly executed Notice of Exercise in the form attached as Exhibit A at the principal office of the Company and by payment to the Company, by check, of an amount equal to the then applicable Exercise Price multiplied by the number of shares then being purchased. In the event of any exercise of the rights represented by this Agreement, certificates for the shares of stock so purchased shall be in the name of, and delivered to, Warrantholder, or as Warrantholder may direct (subject to the terms of transfer contained herein). Such delivery shall be made within thirty (30) days after exercise and at the Company's expense. The shares so issued upon exercise of the rights represented by this Agreement shall be duly authorized, validly issued, fully paid and non-assessable.

                  4. RESERVATION OF SHARES. The Company shall at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase the Shares as provided in this Agreement.

                  5. NO RIGHTS AS STOCKHOLDER. This Agreement does not entitle Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the purchase of the Shares as provided in this Agreement.

                  6. ADJUSTMENT RIGHTS. The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment from time to time as follows:

                           6.1 MERGER AND SALE OF ASSETS. If at any time there
shall be (i) a reorganization of the shares of the Company's Common Stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, whether for stock, cash, or other consideration, lawful provision shall be made so that Warrantholder shall thereafter be entitled to receive upon exercise of its Warrants the number of shares of Common Stock or other securities of the successor corporation resulting from such merger or consolidation to which Warrantholder would have been entitled if the Warrants had been exercised immediately prior to such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of Warrantholder after such reorganization, merger, consolidation or sale so that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and the number of Shares issuable pursuant to the terms and conditions of this Warrant Agreement) shall be applicable after such event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of the Warrants.

                           6.2 RECLASSIFICATION OF SHARES. If the Company at any
time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change all of the outstanding shares of Common Stock into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable hereunder had the Warrantholder exercised its rights with respect to all of the shares then represented by this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

                           6.3 SUBDIVISION OF SHARES. If the Company at any time
shall combine or subdivide its Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

                           6.4 STOCK DIVIDENDS. If the Company at any time shall
pay a dividend payable in the Company's Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend, to a price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of all shares of the Company's Common Stock outstanding immediately prior to such dividend (assuming all convertible securities are then converted into Common Stock) and
(ii) the denominator of which shall be the total number of all shares of the Company's Common Stock outstanding immediately after such dividend (assuming all convertible securities are then converted into Common Stock). Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  7. WARRANT NONTRANSFERABLE. The Warrant may not be sold, pledged, assigned or transferred in any manner without the written consent of the Company.

                  8. SECURITIES ISSUES. Warrantholder, intending that the Company rely upon the following representations and covenants of Warrantholder, which by execution of this Agreement, Warrantholder hereby confirms:

                           8.1 ACCREDITED INVESTOR. Warrantholder is familiar
with the definition of "accredited investor" set forth in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended. Warrantholder is an accredited investor as so defined.

                           8.2 ACQUISITION FOR OWN ACCOUNT. Warrantholder is
entering into this Agreement for Warrantholder's own account and not with a view to or for sale in connection with any distribution of securities.

                           8.3 NO TRANSFERS CONTEMPLATED. Warrantholder does not
presently have any contracts, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any securities of the Company.

                           8.4 TRUE INVESTMENT PURPOSE. Warrantholder has not
been organized for the purpose of entering into this Agreement.

                           8.5 RESTRICTIONS ON ACQUIRED SECURITIES.
Warrantholder acknowledges that any securities acquired pursuant to this Agreement may not be sold, pledged, assigned or transferred in any manner, except pursuant to registration and qualification under applicable securities laws, or if an exemption from such registration or qualification is applicable.

                           8.6 INVESTMENT EXPERIENCE. Warrantholder is able to
fend for itself, bear the economic risk of its investment and evaluate the merits and risks of the transactions provided in this Agreement.

                           8.7 ACCESS TO INFORMATION. Warrantholder has had
access to, and has reviewed as it sees fit, all of the Company's public reports filed with the Securities and Exchange Commission. Warrantholder acknowledges that it has not received any material information in connection with this investment which is not contained in, or which is contrary to, the information in such public reports, and Warrantholder has relied only on such public reports in connection with its investment decision.

                           8.8 RESTRICTED SHARES/LEGEND. Warrantholder
understands that the Shares issuable upon the exercise of the Warrant under this Agreement shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended, and shall bear a legend in the form substantially as follows:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE "LAWS"). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT AND THE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.

                           8.9 NO GENERAL SOLICITATION. Warrantholder has not
seen or received any advertisement or general solicitation in connection with this Agreement or the Warrant.

                  9. MARKET STAND-OFF. If Warrantholder's Shares are not registered, then in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, Warrantholder shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any of the Shares without the prior written consent of the Company and its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters, up to a maximum of one hundred eighty (180) days, so long as such stand-off provisions are no more onerous than those applicable to any securities held by any officer or director of the Company.

                  10. MISCELLANEOUS.

                           10.1 GOVERNING LAW. This Agreement is entered into in
San Diego, California, shall be performed in California, and shall be interpreted, enforced and adjudicated in Carlsbad, California under the internal laws of the State of California without regard to California's conflict-of-law provisions.

                           10.2 ENTIRE AGREEMENT. This Agreement and the Note
constitutes the final, complete and exclusive agreement between the parties pertaining to the subject of this Agreement, and supersedes all prior and contemporaneous agreements. This Agreement represents the warrant required to be delivered pursuant to the Note. None of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Any changes or supplements to this Agreement must be in writing and signed by both of the parties.

                           10.3 ASSIGNMENT. Not in derogation of Section 7
hereof, this Agreement shall be binding on, and shall inure to the benefit of, the parties and their respective heirs, legal representatives, successors and assigns.

                           10.4 NOTICES, ETC. All notices, requests, demands or
other communications that are required or permitted under this Agreement shall be given in the manner set forth in the Note.

                           10.5 SEVERABILITY. In the event that any one or more
of the provisions contained in this Agreement or in any other document referenced in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document.

                           10.6 TIME IS OF THE ESSENCE. Time is absolutely of
the essence in construing each provision of this Agreement.

                           10.7 INTERPRETATION. The headings set forth in this
Agreement are for convenience only and shall not be used in interpreting this Agreement.

                           10.8 COUNTERPARTS. This Agreement may be executed in
one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A faxed signature shall be as valid as an originally executed signature.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date.

                                      "Company"

                                      MICROISLET, INC.,
                                      a Nevada corporation


                                      By:  /s/ James R. Gavin III
                                           -------------------------------------
                                           James R. Gavin III, M.D., Ph.D.,
                                           Chief Executive Officer

                                      "Warrantholder"

                                      JOHN J. HAGENBUCH, TRUSTEE U/D/T
                                      DATED SEPTEMBER 13, 1995


                                      By:  /s/ John J. Hagenbuch
                                           -------------------------------------
                                           John J. Hagenbuch, Trustee

                                    Exhibit A
                                    ---------

                               Notice of Exercise
                               ------------------

To:      Chief Financial Officer
         MicroIslet, Inc.

1. The undersigned Warrantholder ("Warrantholder") elects to acquire shares of the Common Stock of MicroIslet, Inc., a Nevada corporation (the "Company"), pursuant to the terms of the Warrant Agreement dated as of May 15, 2007 (the "Warrant").

2. The Warrantholder elects to purchase _____________ shares of Common Stock as provided in Section 3 and tenders herewith a check in the amount of $___________ as payment of the purchase price.

3. In exercising its rights to purchase the Common Stock of the Company, the undersigned hereby confirms and acknowledges the representations made in Section 8 of the Warrant.

4. Please issue a certificate representing the shares of the Common Stock in the name of the undersigned or in such other name as is specified below:


                   Name: ______________________________________________________

                   Address: ___________________________________________________

                   Taxpayer I.D. No.: _________________________________________

                                        WARRANTHOLDER

                                        By:  __________________________________
                                             Name:
                                             Title:
                                        Date:__________________________________